                                 GALAXY FUND II

                                 (THE "TRUST")

                            LARGE COMPANY INDEX FUND

                            SMALL COMPANY INDEX FUND

                               UTILITY INDEX FUND

                            U.S. TREASURY INDEX FUND

                                 (THE "FUNDS")

                         SUPPLEMENT DATED JUNE 22, 1998

                      TO PROSPECTUSES DATED JULY 29, 1997

    1. THE INFORMATION UNDER THE HEADING "EXPENSE SUMMARY" ON PAGE 4 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

    The following table illustrates expenses and fees that you would incur, either directly or indirectly, as a shareholder of each Fund. The expenses and fees for each Fund are based on the fees and expenses incurred by the Fund during the last fiscal year, restated to reflect the fees and expenses which each Fund expects to incur during the current fiscal year.

                                                       LARGE         SMALL                       U.S.
                                                      COMPANY       COMPANY       UTILITY      TREASURY
                                                    INDEX FUND    INDEX FUND    INDEX FUND    INDEX FUND
                                                    -----------   -----------   -----------   -----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases...................      None          None          None          None
Sales Load Imposed on Reinvested Dividends........      None          None          None          None
Redemption Fees...................................      None          None          None          None
Exchange Fees.....................................      None          None          None          None

ANNUAL FUND OPERATING EXPENSES
  (AS PERCENTAGE OF AVERAGE DAILY NET ASSETS)
Advisory and Administration Fees..................      0.40%         0.40%         0.40%         0.40%
12b-1 Fees........................................      None          None          None          None
Other Expenses....................................      0.08%         0.01%         0.00%         0.02%
                                                       -----         -----         -----         -----
Total Fund Operating Expenses.....................      0.48%         0.41%         0.40%         0.42%
Account Maintenance Fee (per year per account
  after waivers)..................................     $0.00*        $0.00*        $0.00*        $0.00*

------------------------

* First Data Investor Services Group, Inc. ("FDISG"), the Funds' sub-administrator, has agreed until further notice to waive receipt of the annual account maintenance fee of $10.00 otherwise payable by shareholders of each Fund to defray the costs of maintaining shareholder accounts. See "Dividends and Distributions" for more information about this fee.

    Fleet National Bank ("FNB"), the Funds' administrator, is responsible for the payment of all of the expenses of the Funds, other than certain limited expenses (such as brokerage fees and commissions, interest on borrowings, taxes, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise). For a further description of the various costs and expenses shown above, see "Management of the Funds."

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN EACH FUND OVER VARIOUS TIME PERIODS. IT ASSUMES THAT YOUR INVESTMENT GROWS 5% PER YEAR AND THAT YOU REDEEM YOUR INVESTMENT AT THE END OF EACH TIME PERIOD:

                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                                    ----------   -----------   -----------   -----------
Large Company Index Fund..........................      $5           $15           $26           $59
Small Company Index Fund..........................      $4           $12           $22           $50
Utility Index Fund................................      $4           $12           $22           $49
U.S. Treasury Index Fund..........................      $4           $13           $23           $51

    These expense figures do not reflect the annual maintenance fee for each Fund of $10.00 that would otherwise be payable by shareholders had not FDISG agreed to waive until further notice receipt of this fee.

    THESE EXAMPLES ARE NOT REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN SHOWN IN THESE EXAMPLES. For example, certain shareholders who redeem by wire will incur a charge, currently $5.00 per wire redemption. Also, each Fund's actual performance may be better or worse than the 5% growth per year assumed in the examples.

                                 *  *  *  *  *

    2. THE THIRD SENTENCE OF THE SECTION ENTITLED "ADMINISTRATOR AND SUB-ADMINISTRATOR" UNDER THE HEADING "MANAGEMENT OF THE FUNDS" ON PAGE 16 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

    FNB pays all of the expenses of the Fund, except the fees and expenses of those Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation to which the Trust may be a party.

                                 *  *  *  *  *

    3. THE FOLLOWING IS ADDED UNDER THE HEADING "DESCRIPTION OF SHARES" ON PAGES 20-21 OF THE PROSPECTUS:

AGREEMENTS FOR SUB-ACCOUNT SERVICES

    The Trust and FDISG may enter into agreements with one or more entities, including FNB and other affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to shares of the Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Fund shares and the dollar value of Fund shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by the Funds to FDISG have been increased by an amount equal to these fees. In substance, therefore, the shareholders of the Funds indirectly bear these fees.

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